                                  UNITED STATES
                                  -------------
                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported) February 10, 1998





                             PICTURETEL CORPORATION
             (Exact name of Registrant as specified in its charter)


          DELAWARE                        1-9434             04-2835972
          --------                        ------             ----------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


100 MINUTEMAN ROAD, ANDOVER, MA.                             01810
--------------------------------                             -----
(Address of Principal Executive Offices)                     (Zip Code)

REGISTRANT'S TELEPHONE NUMBER:                               978-292-5000
------------------------------

Item 5.   Other Events


          On February 10, 1998, the Company announced the appointment of Bruce
R. Bond as President and Chief Executive Officer effective March 1, 1998. Bond succeeds Dr. Norman E. Gaut, who will continue to serve as Chairman of the Company's Board of Directors. Bond also will join the Company's Board of Directors succeeding Vinod Khosla, who had agreed to remain on the board to assist the Company in its search for a new CEO and who will resign effective February 27, 1998.





Item 7.   Exhibits

          1.   Press Release dated February 10, 1998

                                    SIGNATURE


         Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                    PICTURETEL CORPORATION





                                /s/ Richard B. Goldman
                                ----------------------
                                Richard B. Goldman
                                Vice President, Chief Financial Officer
                                (Principal Financial and Accounting Officer)
                                February 10, 1998